Mutual Fund
    Semi-Annual Report

                                                                   June 30, 2002



The SMALLCap Fund, Inc.[TRADEMARK]

The SMALLCap Fund, Inc.[TRADEMARK]
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TABLE OF CONTENTS

              LETTER TO STOCKHOLDERS ............................   3
              PERFORMANCE COMPARISON ............................   6

              THE SMALLCAP FUND, INC.[TRADEMARK]
                 Schedule of Investments ........................   9
                 Statement of Assets and Liabilities ............  11
                 Statement of Operations ........................  12
                 Statements of Changes in Net Assets ............  13
                 Financial Highlights ...........................  14
                 Notes to Financial Statements ..................  15


                     --------------------------------------
            The Fund is not insured by the FDIC and is not a deposit,
          obligation of or guaranteed by Deutsche Bank AG. The Fund is subject to investment risks, including possible loss of
                           principal amount invested.
                     --------------------------------------

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                                        2

The SMALLCap Fund, Inc.[TRADEMARK]
--------------------------------------------------------------------------------
LETTER TO STOCKHOLDERS


Dear Fellow Stockholder:

The SMALLCap Fund, Inc.[TRADEMARK] underperformed the Lipper Small Cap Core Funds Average for the six months ended June 30, 2002. The Fund had a total return of -8.81% for the semi-annual period (based on the Fund's NAV), as compared to a -3.42% return for its Lipper category. The Fund also underperformed the -4.70% return of the Russell 2000 Index and the -0.02% return of its benchmark, the S&P SmallCap 600 Index, for the same time period.

MARKET REVIEW
Continuing the trend begun in 1999, the small-cap equity market, as measured by the S&P SmallCap 600 Index, outperformed its large-cap brethren for the six months ended June 30, 2002. Still, within the semi-annual period, the small-cap equity market, like the broader equity markets, saw divergent performance between the first and second quarters.

During the first quarter, the S&P SmallCap 600 Index produced a total return of 6.99%, as small-cap equities continued the momentum of the fourth quarter of 2001. In January and February, the primary focus of the US equity markets was on company fundamentals and the US economy. As information pertaining to the Enron Corporation's financial troubles became public, investor concerns were heightened regarding corporate accounting methods. A number of companies with complicated accounting practices were negatively impacted resulting in general equity market uncertainty and poor equity market performance. Regulators and rating agencies heightened their scrutiny of company financial reports and demanded greater disclosure of risk. On the positive side, there were several signs of economic recovery. In January, reports indicated an unexpected rise of 1.7% in annualized Gross Domestic Product (GDP) growth for the fourth quarter of 2001 versus a decline of 1.3% reported in the third quarter. There was also data indicating rising consumer confidence. In February, there were reports of a 1.2% rise in US factory orders and a 1.2% rise in retail sales, excluding autos, making this the largest gain in two years for retail sales. There was also a rise in the ISM (Institute of Supply Management) manufacturing index to 54.7%, signifying the first time in 18 months that the index had risen above the 50% mark indicative of economic expansion.1 Growth stocks underperformed value stocks, with the Information Technology and Telecommunications industries being particularly affected as a result of deteriorating earnings and profit growth forecasts.

During March, investors finally heeded the signs of a recovering economy, and the US equity markets responded positively, led by the small-cap growth segment. The consumer also responded positively with sentiment towards the economy measured at the highest level since December 2000. Continuing signs of US economic recovery included a 55.6% reading of the ISM manufacturing index. On the other hand, increasing turmoil in the Middle East caused a rise in energy prices, and the unemployment rate increased slightly. Marking a reversal from the fourth quarter of 2001, value stocks outperformed growth stocks for the first quarter of 2002, with cyclical sectors performing particularly well.

For the second quarter, the S&P SmallCap 600 Index produced a total return of -6.53%, as equities generally declined to levels not seen since lows reached last September after the terrorist attacks on the US. In April, higher energy prices and concerns over corporate accounting practices continued to adversely impact investor confidence and, in turn, the US equity markets. The pace of US economic recovery became sluggish, with retail sales rising a modest 0.2% and industrial production increasing just 0.7%. In May, renewed warnings of potential terrorist attacks, escalating tensions between nuclear powers India and Pakistan and frequent suicide bombings in Israel weighed on investor sentiment. Still, the American consumer carried on, supporting the US economy with spending on housing, non-durable goods and consumer services. Business capital spending, especially spending on information technology equipment and software, also improved, advancing at a pace of nearly 20% for the month of May. There was also a 55.7% reading of the ISM manufacturing index and a 53.5% measure of the ISM order backlogs index. This was the first time since December 2000 that the order backlogs index was over 50%, a sign that production may soon ramp up to meet rising demand. In June, the Federal Reserve Board left

1 ISM (Institute of Supply Management), formerly the National Association of Purchasing Managers, is one of the most widely known and watched indicators of business activity in the US.


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                                        3

The SMALLCap Fund, Inc.[TRADEMARK]
--------------------------------------------------------------------------------
LETTER TO STOCKHOLDERS


interest rates unchanged for the fifth month in a row, citing the moderate pace of economic growth and the low rate of inflation. Still, first quarter GDP was revised upward to a 6.1% annualized rate, the fastest pace since the fourth quarter of 1999. Indicators of US economic improvement were once again overshadowed by investor disenchantment with a growing list of corporate accounting scandals and negative media coverage of CEO self-dealing investigations. Geopolitical events, ongoing terrorist threats and the decline of the US dollar in the global currency markets also weighed on the equity markets. The major US equity indices were all down for the month of June. For the quarter as a whole, value-oriented stocks again significantly outperformed growth-oriented stocks within the small-cap sector.

INVESTMENT STRATEGY
The Fund continues to focus primarily on companies with market capitalizations between $100 million and $2.2 billion at the time of initial investment. The weighted average market capitalization of companies held in the Fund on June 30, 2002 was $1.359 billion. The weighted median market capitalization of companies held in the Fund on June 30, 2002 was $1.272 billion.6 As of June 30, 2002, the Fund held 55 securities across eight sectors in its portfolio.

The Fund's performance in the first half of 2002 was due primarily to mixed results from individual stock selection and sector positioning. More specifically, among the Fund's top contributors during the semi-annual period were Constellation Brands, Gildan Activewear, Fresh Del Monte Products, Chicos FAS, Genesco and Tyson Foods in Consumer, Accredo Health in Health Care, US Freightways in Transportation, Unit Corp. in Energy and Zoran Corp. in Technology. On the other hand, the Fund's bottom contributors came from either the Technology or Health Care sectors. Borland Software, Cell Genesys, Titan Corp., Numerical Technology, Applied Films, Documentum, ResMed, Intermune, Emisphere Technologies and Wind River Systems each hampered Fund performance.

Over the semi-annual period, positions in the Consumer and Transportation sectors contributed to positive performance, but negative returns primarily from the Technology and Health Care sectors hindered Fund performance.


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                                                       CUMULATIVE TOTAL RETURNS                AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                  6 Months   1 Year 3 Years 5 Years 10 Years    Since    1 Year  3 Years 5 Years 10 Years   Since
   June 30, 2002                                                           Inception(2)                                 Inception(2)
------------------------------------------------------------------------------------------------------------------------------------
 The SMALLCap Fund, Inc.[TRADEMARK]
  based on NAV(1)                  (8.81)% (18.29)%  17.77%  40.54%  210.51%  331.48%   (18.29)%   5.60%   7.04%   12.00%  10.13%
------------------------------------------------------------------------------------------------------------------------------------
 S&P SmallCap 600 Index(3)         (0.02)%    0.27%  27.45%  48.73%  259.26%  317.51%      0.27%   8.42%   8.26%   13.64%   9.94%
------------------------------------------------------------------------------------------------------------------------------------
 Russell 2000 Index(4)             (4.70)%  (8.60)%   5.09%  24.28%  182.85%  267.21%    (8.60)%   1.67%   4.44%   10.96%   9.01%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap Core Fund
   Average(5)                      (3.42)%  (3.98)%  28.00%  44.14%  224.71%  404.81%    (3.98)%   7.88%   7.27%   12.31%  11.09%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions.

2 The Fund's inception date is May 6, 1987. Benchmark returns are for the period beginning May 31, 1987.

3 S&P SmallCap 600 Index is an unmanaged index that tracks the stock movement of 600 small-cap US companies. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.

4 Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.

5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

6 Weighted Average Market Cap and Weighted Median Market Cap are indicators of the size of companies in which the Fund invests. The Weighted Average Market Cap is the sum of each security's weight in the portfolio multiplied by the security's market cap. The Weighted Median Market Cap is the midpoint of market capitalization of the Fund's securities, weighted by the proportion of the Fund's assets invested in each security. Securities representing half of the Fund's assets have a market capitalization above the median, and the rest are below it.

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                                        4

The SMALLCap Fund, Inc.[TRADEMARK]
--------------------------------------------------------------------------------
LETTER TO STOCKHOLDERS

It is important to note that over the longer term, the Fund continued to be a strong performer, as you can see in the accompanying table of cumulative and average annual total returns.

MANAGER OUTLOOK
Recent economic data indicates continued strength in consumer spending, specifically in the real estate and retail markets, and growth in the manufacturing sector, with the ISM manufacturing index still above the 50% market indicative of expansion. It appears that the US economy is on a path of recovery, despite some moderation from its first quarter pace. The recovery so far has been driven primarily by corporate inventory adjustments, rather than by demand. However, there are already some signs indicating rising end-user demand, including three consecutive months of higher factory goods orders.

Despite the positive economic data, there appears to be a disconnect between the US equity markets and the economic recovery. Equities have continued to underperform, driven by shaky investor and consumer confidence. Corporate accounting scandals remain dominant in the headlines. Also, the US current account deficit, the broadest measure of the nation's balance sheet with the global economy, has widened at a record pace, indicating that capital inflows have tapered off and that there is the possibility for further weakening in the US dollar. In our view, the consumer remains the key to US economic recovery, but for that recovery to be sustainable, there will need to be a revival in business investment spending and a firming of labor market conditions. We believe the Federal Reserve Board is unlikely to begin the process of reversing last year's interest rate cuts until it is more confident in the sustainability of the economic expansion. Thus we expect the Federal Reserve Board to maintain interest rates at their current levels at least into the fourth quarter of 2002.

We see the primary risks for the rest of the year led by consumer and investor sentiment that could erode further due to negative economic news and/or geopolitical events. Ill-timed monetary policy action and/or fiscal policy action could also have a negative impact on the US equity markets. Stagnant business capital spending and/or a weakening in the real estate market could prolong the equity markets' current downturn. Overall, earnings disappointments continue to present the primary investment risk.

Given this economic view, we believe small-cap stocks' relative outperformance seen over the last 3 1/2 years should continue through 2002, as there are a number of positive factors that should support small-cap performance in the current macroeconomic environment. For example, while past performance is no guarantee of future results, coming out of recessions, small-cap stock earnings are historically better than those of large-cap stocks. Better fundamentals are also relevant to the current period, as small-cap equities have seen better relative earnings growth than their larger counterparts in seven of the last eight quarters. Small-cap stocks have also continued to gain earnings visibility.

We continue to seek to invest in fundamentally sound companies with strong balance sheets, and, in fact, the majority of securities held in the Fund have positive forecasted earnings for the year. Despite the recent and anticipated high volatility in the stock market, we remain disciplined in our investment process. Our investment strategy continues to:
o focus on small-cap companies with above average growth prospects selling at reasonable valuations with the potential to be the blue chips of the future
o focus on individual stock selection with the goal of providing value-added performance relative to the universe of smaller US companies
o use extensive and intensive fundamental research to identify companies with innovation, leading or dominant position in their niche markets, a high rate of return on invested capital, and the ability to finance a major part of future growth from internal sources, and
o strictly adhere to our sell discipline to reduce exposure to stocks with diminished appreciation potential.

I would like to take this opportunity to thank Joe Incandela and Bob Greeley for their many years of service to the Fund. Their hard work and dedication to the Fund has benefited stockholders and the Board. Their counsel and insight will be missed.

As always, our primary objective is to maximize capital appreciation for our stockholders. We thank you for your continued support of The SMALLCap Fund, Inc.[TRADEMARK].

Sincerely,

/S/SIGNATURE
Audrey M. T. Jones
President of THE SMALLCAP FUND, INC.[TRADEMARK]

THE NET ASSET VALUE OF THE FUND IS REPORTED DAILY ON THE FUND'S WEBSITE:
WWW.THESMALLCAPFUNDINC.COM


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                                        5

The SMALLCap Fund, Inc.[TRADEMARK]
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PERFORMANCE COMPARISON(1)

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THE SMALLCAP FUND, INC.[TRADEMARK], S&P SMALLCAP 600 INDEX, RUSSELL 2000 INDEX
AND LIPPER SMALL CAP CORE FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE INCEPTION)(2)
--------------------------------------------------------------------------------
[LINE GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:]

         The SMALLCap Fund,
         Inc.[TRADEMARK]   S&P SmallCap 600 Index(3)    Russell 2000 Index(4)    Lipper Small Cap Core Funds Average(5)
5/31/87    $10,054                  $10,000                      $10,000                      $10,000
6/30/87     10,237                   10,196                       10,257                       10,243
7/31/87     10,658                   10,519                       10,577                       10,557
8/31/87     11,208                   10,881                       10,890                       10,933
9/30/87     11,068                   10,599                       10,692                       10,834
10/31/87     7,195                    7,441                        7,417                        7,927
11/30/87     6,731                    6,958                        7,020                        7,553
12/31/87     8,037                    7,560                        7,585                        8,120
1/31/88      8,069                    7,857                        7,916                        8,435
2/29/88      9,018                    8,490                        8,630                        9,101
3/31/88      9,223                    8,785                        9,033                        9,451
4/30/88      9,644                    8,902                        9,239                        9,661
5/31/88      9,471                    8,701                        8,990                        9,501
6/30/88     10,324                    9,287                        9,631                        9,997
7/31/88      9,806                    9,150                        9,540                       10,015
8/31/88      9,245                    8,833                        9,297                        9,788
9/30/88      9,471                    9,038                        9,543                       10,060
10/31/88     9,299                    9,023                        9,438                       10,075
11/30/88     8,964                    8,735                        9,125                        9,746
12/31/88     9,568                    9,033                        9,483                       10,122
1/31/89      9,914                    9,265                        9,907                       10,538
2/28/89      9,871                    9,316                        9,979                       10,534
3/31/89      9,978                    9,478                       10,214                       10,800
4/30/89     10,658                    9,934                       10,660                       11,231
5/31/89     11,284                   10,306                       11,119                       11,593
6/30/89     10,755                   10,183                       10,865                       11,413
7/31/89     11,079                   10,528                       11,285                       11,944
8/31/89     11,683                   10,752                       11,560                       12,236
9/30/89     11,953                   10,758                       11,596                       12,318
10/31/89    11,370                   10,117                       10,910                       11,730
11/30/89    11,597                   10,212                       10,983                       11,805
12/31/89    11,977                   10,287                       11,025                       11,863
1/31/90     10,679                    9,339                       10,062                       10,961
2/28/90     11,322                    9,569                       10,374                       11,123
3/31/90     12,054                    9,867                       10,778                       11,522
4/30/90     11,489                    9,456                       10,426                       11,250
5/31/90     13,219                   10,124                       11,164                       12,044
6/30/90     13,097                   10,116                       11,187                       12,185
7/31/90     12,376                    9,581                       10,694                       11,811
8/31/90     10,546                    8,399                        9,270                       10,233
9/30/90      9,448                    7,617                        8,450                        9,368
10/31/90     8,938                    7,080                        7,934                        8,918
11/30/90     9,825                    7,593                        8,539                        9,498
12/31/90    10,375                    7,851                        8,878                        9,949
1/31/91     11,544                    8,414                        9,681                       10,745
2/28/91     12,677                    9,367                       10,760                       11,783
3/31/91     13,416                    9,956                       11,518                       12,414
4/30/91     13,273                    9,978                       11,489                       12,552
5/31/91     13,917                   10,372                       12,036                       13,076
6/30/91     12,796                    9,924                       11,335                       12,464
7/31/91     13,536                   10,316                       11,733                       13,083
8/31/91     14,633                   10,767                       12,167                       13,562
9/30/91     14,275                   10,858                       12,262                       13,622
10/31/91    15,110                   11,240                       12,586                       14,044
11/30/91    14,037                   10,736                       12,004                       13,387
12/31/91    15,753                   11,657                       12,965                       14,557
1/31/92     16,675                   12,542                       14,016                       15,596
2/29/92     17,008                   12,805                       14,425                       15,978
3/31/92     15,830                   12,448                       13,937                       15,399
4/30/92     14,818                   11,947                       13,448                       14,871
5/31/92     15,049                   12,084                       13,627                       14,903
6/30/92     13,896                   11,621                       12,983                       14,226
7/31/92     14,383                   12,054                       13,434                       14,683
8/31/92     13,999                   11,711                       13,055                       14,396
9/30/92     14,114                   12,045                       13,356                       14,525
10/31/92    14,536                   12,546                       13,781                       15,030
11/30/92    16,009                   13,625                       14,836                       16,173
12/31/92    16,352                   14,110                       15,352                       16,744
1/31/93     16,270                   14,489                       15,872                       17,313
2/28/93     15,819                   14,076                       15,505                       16,941
3/31/93     16,488                   14,614                       16,009                       17,460
4/30/93     15,600                   14,081                       15,569                       16,899
5/31/93     16,598                   14,838                       16,258                       17,663
6/30/93     16,174                   14,932                       16,359                       17,879
7/31/93     16,065                   15,086                       16,585                       18,053
8/31/93     17,130                   15,883                       17,302                       18,888
9/30/93     17,964                   16,460                       17,790                       19,418
10/31/93    17,950                   16,775                       18,248                       19,921
11/30/93    17,199                   16,174                       17,647                       19,303
12/31/93    17,754                   16,761                       18,251                       20,111
1/31/94     18,353                   17,155                       18,823                       20,644
2/28/94     18,144                   17,105                       18,755                       20,397
3/31/94     17,305                   15,878                       17,765                       19,446
4/30/94     17,499                   16,116                       17,870                       19,619
5/31/94     16,825                   15,797                       17,670                       19,613
6/30/94     15,986                   15,211                       17,070                       18,910
7/31/94     16,421                   15,400                       17,350                       19,247
8/31/94     17,559                   16,449                       18,317                       20,234
9/30/94     17,365                   16,364                       18,256                       20,132
10/31/94    17,754                   16,201                       18,184                       20,146
11/30/94    16,795                   15,583                       17,449                       19,450
12/31/94    17,183                   15,960                       17,918                       19,731
1/31/95     17,049                   15,736                       17,692                       19,650
2/28/95     18,193                   16,384                       18,428                       20,356
3/31/95     18,782                   16,715                       18,745                       20,676
4/30/95     18,951                   17,089                       19,162                       21,041
5/31/95     19,607                   17,356                       19,492                       21,570
6/30/95     20,600                   18,308                       20,503                       22,570
7/31/95     22,064                   19,708                       21,684                       23,710
8/31/95     22,805                   20,135                       22,132                       24,181
9/30/95     23,495                   20,648                       22,527                       24,716
10/31/95    22,956                   19,630                       21,520                       23,905
11/30/95    23,612                   20,406                       22,424                       24,544
12/31/95    24,591                   20,743                       23,016                       25,085
1/31/96     24,151                   20,787                       22,991                       25,242
2/29/96     24,211                   21,469                       23,708                       26,131
3/31/96     25,010                   21,928                       24,190                       26,536
4/30/96     27,108                   23,188                       25,484                       28,045
5/31/96     29,491                   24,011                       26,488                       29,168
6/30/96     26,833                   23,071                       25,400                       28,216
7/31/96     24,682                   21,483                       23,182                       26,178
8/31/96     26,116                   22,810                       24,528                       27,533
9/30/96     27,445                   23,811                       25,486                       28,554
10/31/96    27,719                   23,646                       25,093                       28,417
11/30/96    29,006                   24,874                       26,127                       29,412
12/31/96    29,587                   25,165                       26,812                       30,087
1/31/97     29,538                   25,583                       27,348                       31,139
2/28/97     27,772                   25,053                       26,685                       30,682
3/31/97     26,321                   23,767                       25,426                       29,399
4/30/97     26,297                   24,059                       25,496                       29,159
5/31/97     29,950                   26,885                       28,333                       32,107
6/30/97     31,060                   28,073                       29,547                       33,829
7/31/97     33,445                   29,838                       30,922                       35,708
8/31/97     34,127                   30,589                       31,630                       36,476
9/30/97     35,952                   32,612                       33,945                       39,151
10/31/97    34,151                   31,205                       32,454                       38,055
11/30/97    33,786                   30,977                       32,244                       38,112
12/31/97    33,969                   31,603                       32,808                       38,791
1/31/98     32,620                   30,987                       32,290                       38,335
2/28/98     35,906                   33,809                       34,678                       41,151
3/31/98     38,252                   35,100                       36,108                       43,145
4/30/98     38,076                   35,307                       36,308                       43,724
5/31/98     36,111                   33,438                       34,352                       41,833
6/30/98     37,490                   33,531                       34,425                       41,712
7/31/98     34,585                   30,970                       31,638                       39,049
8/31/98     26,628                   24,992                       25,494                       31,568
9/30/98     28,367                   26,523                       27,490                       32,811
10/31/98    29,777                   27,755                       28,611                       34,521
11/30/98    32,026                   29,317                       30,110                       36,166
12/31/98    34,874                   31,189                       31,973                       38,091
1/31/99     35,294                   30,799                       32,398                       38,057
2/28/99     31,786                   28,023                       29,774                       35,029
3/31/99     32,865                   28,385                       30,239                       35,170
4/30/99     35,924                   30,260                       32,948                       37,632
5/31/99     35,084                   30,997                       33,430                       38,281
6/30/99     37,063                   32,761                       34,941                       40,155
7/31/99     36,883                   32,471                       33,982                       39,750
8/31/99     36,044                   31,043                       32,725                       38,413
9/30/99     37,153                   31,175                       32,732                       37,983
10/31/99    37,933                   31,098                       32,864                       38,232
11/30/99    41,621                   32,407                       34,827                       40,385
12/31/99    47,679                   35,060                       38,769                       44,403
1/31/00     45,519                   33,973                       38,147                       43,418
2/29/00     55,565                   38,522                       44,446                       48,597
3/31/00     56,345                   37,098                       41,516                       48,236
4/30/00     51,007                   36,462                       39,017                       45,871
5/31/00     48,037                   35,381                       36,743                       43,762
6/30/00     52,423                   37,474                       39,946                       47,307
7/31/00     48,003                   36,554                       38,661                       46,631
8/31/00     53,137                   39,794                       41,611                       50,470
9/30/00     53,545                   38,710                       40,388                       49,443
10/31/00    52,695                   38,953                       38,585                       47,917
11/30/00    45,739                   34,897                       34,624                       43,825
12/31/00    52,791                   39,196                       37,598                       47,360
1/31/01     54,564                   40,876                       39,555                       49,908
2/28/01     50,663                   38,382                       36,960                       46,704
3/31/01     46,960                   36,622                       35,152                       44,245
4/30/01     51,609                   39,413                       37,902                       47,910
5/31/01     52,121                   40,167                       38,834                       50,280
6/30/01     53,421                   41,639                       40,208                       52,320
7/31/01     50,939                   40,943                       38,033                       51,719
8/31/01     49,245                   40,009                       36,805                       49,783
9/30/01     41,839                   34,595                       31,851                       42,472
10/31/01    43,060                   36,469                       33,714                       43,723
11/30/01    45,446                   39,106                       36,323                       45,422
12/31/01    47,315                   41,747                       38,564                       48,429
1/31/02     45,874                   42,106                       38,163                       47,873
2/28/02     44,667                   41,394                       37,117                       46,875
3/31/02     46,536                   44,665                       40,101                       52,157
4/30/02     47,043                   45,930                       40,466                       54,607
5/31/02     45,485                   44,022                       38,669                       52,895
6/30/02     43,148                   41,751                       36,751                       50,481

-----------------------------------------------------------------------------
                                                 AVERAGE ANNUAL TOTAL RETURNS
Periods Ended                         1 Year  5 Years    10 Years       Since
June 30, 2002                                                    Inception(2)
-----------------------------------------------------------------------------
The SMALLCap Fund, Inc.[TRADEMARK]  (18.29)%    7.04%      12.00%      10.13%
-----------------------------------------------------------------------------

-------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions.

2 The Fund's inception date is May 6, 1987. Benchmark returns are for the period beginning May 31, 1997.

3 S&P SmallCap 600 Index is an unmanaged index that tracks the stock movement of 600 small-cap US companies.

4 Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization.

5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.[TRADEMARK]
--------------------------------------------------------------------------------
HISTORICAL RETURNS (Cumulative)

------------------------------------------------------------------------------------------------------------------
                                                                   SMALLER COMPANIES:           LARGER COMPANIES:
                                            THE SMALLCAP            S&P       RUSSELL                   DOW JONES
                                   FUND, INC.[TRADEMARK]       SMALLCAP          2000         S&P 500  INDUSTRIAL
 PERIOD                                   (BASED ON NAV)      600 INDEX         INDEX        INDEX(1)  AVERAGE(2)
------------------------------------------------------------------------------------------------------------------
 1/1/02-6/30/02                                     (8.8)%        (0.02)%       (4.7)%         (13.2)%      (6.9)%
 2001                                               (9.3)%          6.5%          2.5%         (11.9)%      (5.4)%
 2000                                               10.7%          11.8%         (3.0)%         (9.1)%      (4.7)%
 1999                                               36.7%          12.4%         21.3%          21.0%       27.3%
 1998                                                2.7%          (1.3)%        (2.6)%         28.6%       18.2%
 1997                                               14.8%          25.6%         22.4%          33.4%       24.9%
 1996                                               20.3%          21.3%         16.5%          23.0%       28.9%
 1995                                               43.1%          30.0%         28.5%          37.6%       36.9%
 1994                                               (3.2)%         (4.8)%        (1.8)%          1.3%        5.0%
 1993                                                8.6%          18.8%         18.9%          10.1%       17.0%
 1992                                                3.8%          21.1%         18.4%           7.6%        7.4%
 1991                                               51.8%          48.5%         46.0%          30.5%       24.3%
 1990                                              (13.4)%        (23.7)%       (19.5)%         (3.1)%      (0.5)%
 1989                                               25.2%          13.9%         16.3%          31.7%       32.2%
 1988                                               19.1%          19.5%         25.0%          16.6%       16.2%
 Total Return from Inception (5/6/87)              331.5%         317.5%        267.2%         393.7%      501.0%
------------------------------------------------------------------------------------------------------------------


PORTFOLIO STRUCTURE

------------------------------------------------------------------------------------------------------------------
                                                  NUMBER           MARKET VALUE         PERCENTAGE OF
                                            OF COMPANIES             (MILLIONS)             PORTFOLIO
 ECONOMIC SECTOR                       2002(3)      2001       2002(3)     2001       2002(3)    2001     CHANGE
------------------------------------------------------------------------------------------------------------------
 Consumer                                 13          10     $ 28.1     $ 22.4          24%       17%         +7
 Credit Sensitive                         11          10       19.6       19.3          17%       14%         +3
 Technology                                7          14       14.9       33.3          13%       25%        -12
 Energy                                    5           7        9.2       10.0           8%        7%         +1
 Health Care                               5           7        9.9       22.3           9%       17%         -8
 Process Industries                        5           4        9.4        6.3           8%        5%         +3
 Capital Goods                             5           3       10.8        4.6           9%        3%         +6
 Transportation                            4           3        9.8        7.1           8%        5%         +3
 Service Companies                         0           1        0.0        0.8           0%        1%         -1
                                         ---         ---     ------     ------        -----     -----       ----
 Total Equities                           55          59      111.7      126.1          96%       94%
                                         ===         ===
 Cash and Cash Equivalents                                      4.2        7.5           4%        6%
                                                             ------     ------        -----     -----
 Total Fund                                                  $115.9     $133.6         100%      100%
                                                             ======     ======         ====      ====

--------------------------------------------------------------------------------
1 S&P 500 Index is an unmanaged index that measures the performance of 500 large US companies.

2 Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies.

3  For period 01/1/02 - 06/30/02.


--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.[TRADEMARK]
--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS As of June 30, 2002

---------------------------------------------------------------------------------------------------------------
                                            PERCENTAGE
                                                OF NET       STOCK
 COMPANY                                        ASSETS      SYMBOL    BUSINESS FOCUS
---------------------------------------------------------------------------------------------------------------
    1.   Constellation Brands, Inc.--
         Class A                                  4.44%        STZ    Diversified Beverage Producer/Distributor
    2.   LNR Property Corp.                       2.84%        LNR    Real Estate Developer
    3.   Philadelphia Suburban Corp.              2.78%        PSC    Water Utility Company
    4.   Swift Transportation Co., Inc.           2.71%       SWFT    National Truckload Carrier
    5.   Mohawk Industries, Inc.                  2.63%        MHK    Carpet/Tile Manufacturer
    6.   Titan Corp.                              2.55%        TTN    ITSolutions Provider
    7.   Province Healthcare Co.                  2.47%        PRV    Health Care Services Provider
    8.   OshKosh Truck Corp.                      2.34%      OTRKB    Specialty Truck Manufacturer
    9.   Furniture Brands
         International, Inc.                      2.33%        FBN    Furniture Distributor
   10.   USFreightways Corp.                      2.32%       USFC    Truckload Services
                                                 ------
                                                 27.41%
                                                 ======



--------------------------------------------------------------------------------
FUND MANAGEMENT FOR THE SMALLCAP FUND, INC.[TRADEMARK]
--------------------------------------------------------------------------------

The Fund is managed by a team with an average of twenty-five years of experience. The portfolio sector responsibilities are as follows:

Bob Grandhi, CFA                Health Care and Technology Sectors

Audrey M.T. Jones, CFA          Credit Sensitive, Energy, Process Industries,
                                Service Companies and Transportation Sectors

Doris R. Klug, CFA              Consumer and Capital Goods Sectors



--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.[TRADEMARK]
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS June 30, 2002 (Unaudited)

------------------------------------------------------
     SHARES   SECURITY                           VALUE
------------------------------------------------------
              COMMON STOCKS--96.73%
              CAPITAL GOODS--9.36%
     58,400   Belden, Inc. ...............  $1,217,056
     73,700   Flowserve Corp.1 ...........   2,196,260
    125,500   Insituform Technologies,
               Inc.--Class A1 ............   2,658,090
    114,100   Joy Global, Inc.1 ..........   2,024,134
     45,800   Oshkosh Truck Corp. ........   2,707,238
                                            ----------
                                            10,802,778
                                            ----------
              CONSUMER--24.37%
    151,300   ABM Industries, Inc. .......   2,626,568
     19,600   BorgWarner, Inc. ...........   1,132,096
     75,100   Cato Corp.--Class A ........   1,674,730
     30,150   Chico's FAS, Inc.1 .........   1,095,048
    160,200   Constellation Brands, Inc.--
               Class A1 ..................   5,126,400
     95,600   Fresh Del Monte Produce, Inc.  2,390,000
     89,100   Furniture Brands
               International, Inc.1 ......   2,695,275
    102,400   Genesco, Inc.1 .............   2,493,440
    111,600   Gildan Activewear, Inc.--
               Class A1 ..................   2,515,464
     18,100   La-z-Boy, Inc. .............     456,482
     49,300   Mohawk Industries, Inc.1 ...   3,033,429
     52,600   Performance Food Group Co.1    1,781,036
     60,400   Tuesday Morning Corp.1 .....   1,121,024
                                            ----------
                                            28,140,992
                                            ----------
              CREDIT SENSITIVE--16.96%
     36,900   Affiliated Managers Group,
               Inc.1 .....................   2,269,350
     36,900   American Financial
               Holdings, Inc. ............   1,104,048
     54,110   Astoria Financial Corp. ....   1,734,225
     13,800   Hewlitt Associates, Inc.--
               Class A1 ..................     321,540
     94,900   Hibernia Corp.--Class A ....   1,878,071
     72,300   HNC Software, Inc.1 ........   1,207,410
     60,000   InterCept, Inc.1 ...........   1,243,200
     66,600   LaBranche & Co., Inc.1 .....   1,525,140
     95,050   LNR Property Corp. .........   3,279,225
    159,062   Philadelphia Suburban Corp.    3,213,052
     80,400   South Financial Group, Inc.    1,801,684
                                            ----------
                                            19,576,945
                                            ----------


------------------------------------------------------
     SHARES   SECURITY                           VALUE
------------------------------------------------------
              ENERGY--7.99%
     93,300   FMC Technologies, Inc.1 ....  $1,936,908
    238,900   Global Industries, Ltd.1 ...   1,669,911
     86,300   National-Oilwell, Inc.1 ....   1,816,615
     83,200   Peabody Energy Corp. .......   2,354,560
     50,900   Tom Brown, Inc.1 ...........   1,443,015
                                            ----------
                                             9,221,009
                                            ----------
              HEALTH CARE--8.58%
     50,200   Accredo Health, Inc.1 ......   2,316,228
     98,400   Cell Genesys, Inc.1 ........   1,327,318
    100,400   Edwards Lifesciences Corp.1    2,329,280
     51,100   InterMune, Inc.1 ...........   1,078,210
    127,650   Province Healthcare Co.1 ...   2,854,254
                                            ----------
                                             9,905,290
                                            ----------
              PROCESS INDUSTRIES--8.11%
    139,700   Allegheny Technologies, Inc.   2,207,260
     30,800   Bowater, Inc. ..............   1,674,596
    129,600   Packaging Corp. of America1    2,577,744
     34,200   Rayonier, Inc. .............   1,680,246
     74,300   Steel Dynamics, Inc.1 ......   1,223,721
                                            ----------
                                             9,363,567
                                            ----------
              TECHNOLOGY--12.87%
     72,300   Activision, Inc.1 ..........   2,101,038
     62,000   Applied Films Corp.1 .......     698,740
    195,900   Borland Software Corp.1 ....   2,017,770
    163,500   Documentum, Inc.1 ..........   1,962,000
    135,600   DSP Group, Inc.1 ...........   2,657,760
    161,300   Titan Corp.1 ...............   2,950,177
    108,150   Zoran Corp.1 ...............   2,477,717
                                            ----------
                                            14,865,202
                                            ----------


See Notes to Financial Statements.
--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.[TRADEMARK]
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS June 30, 2002 (Unaudited)



--------------------------------------------------------------
     SHARES   SECURITY                                   VALUE
--------------------------------------------------------------
              TRANSPORTATION--8.49%
     80,237   Heartland Express, Inc.1 .......... $  1,920,071
     88,800   SkyWest, Inc. .....................    2,077,032
    134,300   Swift Transportion Co., Inc.1 .....    3,129,190
     70,700   USFreightways Corp. ...............    2,677,409
                                                  ------------
                                                     9,803,702
                                                  ------------
TOTAL COMMON STOCKS
   (Cost $94,806,980) ...........................  111,679,485
                                                  ------------
TOTAL INVESTMENTS
   (Cost $94,806,980) ...............  96.73%     $111,679,485
OTHER ASSETS IN EXCESS
   OF LIABILITIES ...................   3.27         3,778,592
                                      ------      ------------
NET ASSETS .......................... 100.00%     $115,458,077
                                      ======      ============


--------------------------------------------------------------------------------
1 Non-income producing security.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.[TRADEMARK]
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)


-----------------------------------------------------------------------------------------------------------------
                                                                                                    JUNE 30, 2002
-----------------------------------------------------------------------------------------------------------------
ASSETS
   Investments, at value (cost $94,806,980) .....................................................   $111,679,485
   Cash .........................................................................................      4,235,560
   Receivable for securities sold ...............................................................        200,429
   Dividend and interest receivable .............................................................         15,735
                                                                                                    ------------
Total assets ....................................................................................    116,131,209
                                                                                                    ------------
LIABILITIES
   Payable for securities purchased .............................................................        403,121
   Payable for capital shares redeemed ..........................................................        127,450
   Due to advisor ...............................................................................         96,394
   Due to administrator .........................................................................          5,784
   Accrued expenses and other ...................................................................         40,383
                                                                                                    ------------
Total liabilities ...............................................................................        673,132
                                                                                                    ------------
NET ASSETS ......................................................................................   $115,458,077
                                                                                                    ============
COMPOSITION OF NET ASSETS
   Paid-in capital (150,000,000 shares authorized $0.01 par value) ..............................   $ 99,727,787
   Expenses in excess of income .................................................................       (572,722)
   Accumulated net realized loss on investment transactions .....................................       (569,493)
   Net unrealized appreciation on investments ...................................................     16,872,505
                                                                                                    ------------
NET ASSETS ......................................................................................   $115,458,077
                                                                                                    ============
SHARES OUTSTANDING ..............................................................................     10,417,494
                                                                                                    ------------
                                                                                                    ------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding) ...................................................   $      11.08
                                                                                                    ============


See Notes to Financial Statements.
--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.[TRADEMARK]
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

-----------------------------------------------------------------------------------------------------------------
                                                                                                      FOR THE SIX
                                                                                                     MONTHS ENDED
                                                                                                    JUNE 30, 2002
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ......................................................................................  $    293,021
   Interest .......................................................................................        18,555
                                                                                                     ------------
Total income ......................................................................................       311,576
                                                                                                     ------------
EXPENSES
   Investment advisory fees .......................................................................       610,250
   Professional fees ..............................................................................        92,922
   Directors' fees ................................................................................        52,934
   Administration fees ............................................................................        36,615
   Custody fees ...................................................................................        18,139
   Printing and shareholder reports ...............................................................        15,404
   Transfer agent fees ............................................................................        13,672
   Miscellaneous ..................................................................................        44,362
                                                                                                     ------------
Total expenses ....................................................................................       884,298
                                                                                                     ------------
EXPENSES IN EXCESS OF INCOME ......................................................................      (572,722)
                                                                                                     ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss from investment transactions .................................................    (1,596,809)
   Net change in unrealized appreciation/depreciation on investments ..............................    (9,090,779)
                                                                                                     ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ...................................................   (10,687,588)
                                                                                                     ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ........................................................  $(11,260,310)
                                                                                                     ============



See Notes to Financial Statements.
--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.[TRADEMARK]
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------
                                                                          FOR THE SIX                    FOR THE
                                                                         MONTHS ENDED                 YEAR ENDED
                                                                     JUNE 30, 2002(1)          DECEMBER 31, 2001
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Expenses in excess of income .......................................  $   (572,722)              $   (972,247)
   Net realized gain (loss) from investment transactions ..............    (1,596,809)                 1,233,780
   Net change in unrealized appreciation/depreciation on
     investments ......................................................    (9,090,779)               (14,137,471)
                                                                         ------------               ------------
Net decrease in net assets from operations ............................   (11,260,310)               (13,875,938)
                                                                         ------------               ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain from investment transactions .....................            --                   (610,405)
                                                                         ------------               ------------
Total distributions ...................................................            --                   (610,405)
                                                                         ------------               ------------
CAPITAL SHARE TRANSACTIONS
   Dividend reinvestments .............................................            --                      9,955
   Shares repurchased .................................................      (928,727)                (7,271,344)
                                                                         ------------               ------------
Total decrease in net assets from capital share transactions ..........      (928,727)                (7,261,389)
                                                                         ------------               ------------
TOTAL DECREASE IN NET ASSETS ..........................................   (12,189,037)               (21,747,732)
NET ASSETS
   Beginning of period ................................................   127,647,114                149,394,846
                                                                         ------------               ------------
   End of period (including expenses in excess of income of
     $(572,722) and $0, respectively) .................................  $115,458,077               $127,647,114
                                                                         ============               ============

--------------------------------------------------------------------------------
1 Unaudited.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.[TRADEMARK]
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------
                                            FOR THE SIX
                                           MONTHS ENDED
                                                JUNE 30,                           FOR THE YEARS ENDED DECEMBER 31,
                                                 2002(1)         2001       2000        1999       1998        1997
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...........  $12.15       $13.40     $15.90      $11.63     $11.58      $12.23
                                                  ------       ------     ------      ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income .........................   (0.05)       (0.09)     (0.13)      (0.12)      0.01       (0.09)
   Net realized and unrealized gain (loss)
     on investment .............................   (1.02)       (1.10)      1.28        4.39       0.25        1.78
                                                  ------       ------     ------      ------     ------      ------
Total from investment operations ...............   (1.07)       (1.19)      1.15        4.27       0.26        1.69
                                                  ------       ------     ------      ------     ------      ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .......................      --           --         --          --      (0.01)         --
   Net realized gains from investment
     transactions ..............................      --        (0.06)     (3.65)         --      (0.08)      (2.34)
   Return of capital ...........................      --           --         --          --      (0.12)         --
                                                  ------       ------     ------      ------     ------      ------
Total distributions ............................      --        (0.06)     (3.65)         --      (0.21)      (2.34)
                                                  ------       ------     ------      ------     ------      ------
NET ASSET VALUE, END OF PERIOD .................  $11.08       $12.15     $13.40      $15.90     $11.63      $11.58
                                                  ======       ======     ======      ======     ======      ======
MARKET VALUE, END OF PERIOD ....................  $ 9.99       $11.01     $11.75      $14.19     $ 9.69      $11.13
                                                  ======       ======     ======      ======     ======      ======
Total return based on net asset
   value per share .............................   (8.81)%      (9.33)%    10.72%      36.70%      2.66%      14.60%
Total return based on market
   value per share .............................   (9.26)%      (6.30)%    10.75%      46.45%    (10.99)%     28.50%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ....$115,458     $127,647   $149,395    $155,896   $114,043    $101,613
   Ratios to average net assets:
     Expenses ..................................    1.45%(2)     1.34%      1.42%       1.45%      1.56%       1.42%
     Net investment (expenses in
        excess of) income ......................   (0.94)%(2)   (0.73)%    (0.93)%     (0.97)%     0.12%      (0.66)%
   Portfolio turnover rate .....................      42%         120%       122%        114%       116%        101%

--------------------------------------------------------------------------------
1 Unaudited.
2 Annualized.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.[TRADEMARK]
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
The SMALLCap Fund, Inc.[TRADEMARK] (the 'Fund') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the state of Maryland.

B. VALUATION OF SECURITIES
The Fund values its investments at market value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the bid price in the over-the-counter market.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at fair value. On June 30, 2002 there were no fair valued securities.

C. SECURITIES TRANSACTIONS AND
   INVESTMENT INCOME
Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

D. DISTRIBUTIONS
The Fund pays at least annual dividends from its net investment income and makes annual distributions of any net realized capital gains to the extent they exceed capital loss carryforwards. The Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES
It is the Fund's policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

F. CASH
Cash includes deposits held at the Fund's custodian in a variable rate account at the applicable interest rate.

G. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
Deutsche Asset Management, Inc. ('DeAM, Inc.'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. The Fund pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 1.00%.

DeAM Inc., is the Fund's Administrator. The Fund pays the Administrator an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.06%.

Investment Company Capital Corp. ('ICCC'), also a wholly owned subsidiary of Deutsche Bank AG, is the Fund's accounting agent. The Administrator pays the accounting agent compensation for such services as ICCC and the Administrator may agree from time to time in writing.



--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.[TRADEMARK]
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NOTES TO FINANCIAL STATEMENTS (Unaudited)

Certain officers and directors of the Fund are also officers or directors of DeAM, Inc., ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Fund for serving in these capacities.

NOTE 3--CAPITAL SHARE TRANSACTIONS
There were 150,000,000 capital shares authorized. Transactions in capital shares were as follows:

          For the Six Months Ended      For the Year Ended
                  June 30, 2002(1)       December 31, 2001
        --------------------------   ---------------------
               Shares       Amount     Shares       Amount
              -------    ---------   --------  -----------
Reinvested         --    $      --        831  $     9,955
Repurchased   (90,300)    (928,727)  (641,400)  (7,271,344)
              -------    ---------   --------  -----------
Net decrease  (90,300)   $(928,727)  (640,569) $(7,261,389)
              =======    =========   ========  ===========


----------------------------------------------------------
1 Unaudited.


NOTE 4--PURCHASE AND SALE OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than US Government and short-term obligations, for the six months ended June 30, 2002, were $50,792,851 and $54,492,962, respectively.

At June 30, 2002, the tax basis of investments was $94,806,980, the gross unrealized appreciation from investments for those securities having an excess of value over cost and gross unrealized depreciation from investments for those securities having an excess of cost over value was $23,264,993 and $6,392,488, respectively.

NOTE 5--FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS
At December 31, 2001, capital contributions, accumulated undistributed net investment income, and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from net operating losses. These reclassifications resulted in the following increases/(decreases) in the components of net assets:

  Undistributed         Undistributed
 Net Investment          Net Realized           Paid-in
         Income           Gain/(Loss)           Capital
---------------         -------------        ----------
       $972,247              $(9,272)        $(962,975)


At December 31, 2001, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value was $28,773,561 and $2,976,568, respectively. The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Distributions during the year ended December 31, 2001 were characterized as follows for tax purposes:

Long-term capital gains                        $610,405
At December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gains                $1,193,607
Unrealized appreciation/(depreciation)      $25,796,993

NOTE 6--OTHER INFORMATION
On February 14, 2002, the Board of Directors approved an amendment to the Second Amended and Restated Bylaws of the Fund providing that the period during which the annual meeting of stockholders may be held is the 31-day period between May 22 and June 22. Additionally, the Board of Directors appointed a Committee consisting of one director, Joseph J. Incandela, to set time, date and place of the 2002 Annual Meeting of Stockholders and the record date to determine the stockholders entitled to notice of and to vote at the 2002 Annual Meeting.

At the June 5, 2002 Board meeting the Board voted to increase the size of the Board from five directors to seven directors and elected Robert Z. Kuftinec to hold office until the 2003 Annual Meeting of Stockholders and until his successor is duly elected and qualified, and Mark P. Naylor to hold office until the 2004 Annual Meeting of Stockholders and his successor is duly elected and qualified.

NOTE 7--SUBSEQUENT EVENTS
On August 5, 2002, the Board of Directors of the Fund declared a long-term capital gains distribution of $0.117 per share payable on September 16, 2002 to stockholders of record on August 28, 2002, ex date is August 26, 2002.


--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.[TRADEMARK]
--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (Unaudited)

THE PLAN
Under the Fund's Dividend Reinvestment Plan (the 'Plan'), all distributions from net investment income and/or capital gains will be reinvested in additional shares of the Fund. PFPC Inc. administers the Plan. You are deemed to participate in the Plan unless you elect to be paid in cash. If you want to be paid in cash, you should notify PFPC. If your shares are held in the name of a broker or nominee or you are transferring your account to a new broker, you should tell your broker or nominee whether you wish to participate in the Plan or to receive their distributions in cash.

You may withdraw from the Plan at any time by notifying PFPC in writing. If PFPC receives your notice within seven days of the record date of a distribution, your withdrawal from the Plan will be effective after that distribution is paid. When you withdraw from the Plan, you will receive a stock certificate for your full shares and a check for any fractional shares. The value of the fractional shares will be determined by using the Fund's current market value (net of any expenses incurred in converting the fractional shares to cash).

The method for determining the number of shares you receive when your distributions are reinvested will vary depending upon whether the net asset value of the Fund's shares is higher or lower than its market price. If the net asset value of the Fund's shares is lower than its market price, the number of shares you receive will be determined by dividing the amount of your distribution either by the Fund's net asset value per share or by 95% of its market price, whichever is higher. If the net asset value of the Fund's shares is higher than its market price, the number of shares you receive will be determined by dividing the amount of your distribution by the Fund's average closing price over the five trading days preceding the payment date.

Whenever the Fund declares a dividend or capital gains distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market value per share on the payable date, PFPC will apply the amount of such dividend or distribution payable to Plan participants of the Fund in Fund shares (less such Plan participant's pro rata share of brokerage commissions incurred with respect to open-market purchase in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for such Plan participant's account. Such purchases will be made on or after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. PFPC may aggregate a Plan participant's purchases with the purchases of other Plan participants, and the average price (including brokerage commissions) of all shares purchased by PFPC shall be the price per share allocable to each Plan participant.

There will be no brokerage charges for shares directly issued by the Fund. There is no direct service charge to participants in the Plan. PFPC's fees will be borne by the Fund. The Board reserves the right to amend the Plan either to provide for a charge to participants or for any other reasons.

Distributions are taxable whether paid in cash or reinvested in additional shares.





--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.[TRADEMARK]
--------------------------------------------------------------------------------
SHARE REPURCHASE PROGRAM (Unaudited)

On August 16, 2000 the Fund announced that its Board of Directors had authorized the Fund to repurchase up to 1,000,000 shares of its Common Stock in open market purchases to be effected on the New York Stock Exchange. On November 15, 2000 the Board increased this authorization to 2,000,000 shares. The Fund repurchased 564,700 shares during 2000, 641,400 shares in 2001 and an additional 90,300 shares through June 30, 2002. The Board of Directors and Fund Management expect the Fund to continue to make such purchases from time to time during 2002.

The Board has authorized this buy back program to offset the impact of share dilution that occurred on June 21, 2000 when the Fund issued 988,468 new shares and on December 28, 2000 when the Fund issued 922,541 new shares to shareholders who elected to receive the Fund's capital gains distribution in shares of the Fund. Because the new shares were issued at market price, the repurchase of a similar number of shares on the open market should offset some or all of the dilution. The buyback initiatives may have the positive effect of temporarily reducing the Fund's current discount.




--------------------------------------------------------------------------------
AMENDMENT TO BY-LAWS (Unaudited)

The Fund's by-laws provide that shareholders that intend to submit a proposal for action at any regular or special meeting of shareholders must comply with the advance notice provisions set forth in the Fund's by-laws. Please contact Fran Pollack-Matz, the Secretary of the Fund, at (410) 895-3288 for additional information.




--------------------------------------------------------------------------------
PROXY RESULTS (Unaudited)

At the annual stockholders meeting held on June 5, 2002 and completed July 25, 2002, following an adjournment as to Proposal 1, stockholders voted on the following proposals.


1. To approve the reorganization of The SMALLCap Fund, Inc.[TRADEMARK] (the 'Fund') into the Deutsche Small Cap Fund, an open-end investment company.

                                         Shares            Shares
                                    Voted 'For'   Voted 'Against'        Abstain
                                    -----------   ---------------   ------------
                                      4,161,225           394,882        134,408

This proposal required a majority of the 10,507,794 votes outstanding and thus did not pass.

2. To elect as Directors of the Fund until 2005:

                                                      Shares            Shares
Nominee                                          Voted 'For'  Voted 'Withheld'
                                                ------------  ----------------
Glenn W. Wilcox, Sr.*                              4,223,886            54,354
Andrew A. Strauss*                                 4,220,375            57,865
Robert E. Greeley                                  2,758,372           180,212
Joseph J. Incandela                                2,758,372           180,212

* The nominees receiving the two highest vote totals, Mr. Wilcox and Mr. Strauss, were elected Directors.

These voting results have been certified by IVS Associates, Inc., which served as the independent inspector of elections for the shareholder meetings.





--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.[TRADEMARK]
--------------------------------------------------------------------------------



DEUTSCHE ASSET MANAGEMENT, INC. (THE ADVISOR TO THE SMALLCAP FUND, INC.[TRADEMARK] IS AN INDIRECT WHOLLY OWNED SUBSIDIARY OF DEUTSCHE BANK AG.

Shares of The SMALLCap Fund, Inc.[TRADEMARK], are traded on the New York Stock Exchange under the symbol 'MGC'.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby serves notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors.

                         STOCKHOLDER INFORMATION SERVICE

The Fund's net asset value is reported each week in THE WALL STREET JOURNAL and BARRON'S.

The net asset value is also available daily on the Fund's website at:


                                    WWW.THESMALLCAPFUNDINC.COM

                                    STOCKHOLDER INQUIRIES:
                                    PFPC INC.
                                    P.O. BOX 43027
                                    PROVIDENCE, RI 02940-3027
                                    1-800-331-1710


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
PRIVACY STATEMENT - THE SMALLCAP FUND, INC.[TRADEMARK]

This privacy statement is issued by The SMALLCap Fund, Inc.[TRADEMARK]

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

WE NEVER SELL CUSTOMER LISTS OR INDIVIDUAL CLIENT INFORMATION. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:
The SMALLCap Fund, Inc.[TRADEMARK]
BAL01-1806
One South Street
Baltimore, MD  21202

Attn: Fran Pollack-Matz
      Secretary of the Fund

July 2002

--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS


AUDREY M.T. JONES
DIRECTOR AND PRESIDENT
Managing Director
Deutsche Asset Management, Inc.

RALPH W. BRADSHAW
DIRECTOR
President, Cornerstone Advisors, Inc.

ROBERT Z. KUFTINEC
DIRECTOR
Managing Director, Overture Capital Partners (Private Equity Firm)

MARK P. NAYLOR
DIRECTOR
Managing Director, Overture Capital Partners (Private Equity Firm)

ANDREW A. STRAUSS
DIRECTOR
Attorney and Senior Member of Strauss & Associates, P.A., Attorneys

GLENN W. WILCOX, SR.
DIRECTOR
Director, Chairman and CEO,
Wilcox Travel Agency

RICHARD D. WOOD
DIRECTOR
Consultant

RICHARD T. HALE
EXECUTIVE VICE PRESIDENT

DANIEL O. HIRSCH
VICE PRESIDENT AND ASSISTANT SECRETARY

CHARLES A. RIZZO
TREASURER AND CHIEF FINANCIAL OFFICER

FRAN POLLACK-MATZ
SECRETARY

AMY M.OLMERT
ASSISTANT TREASURER

JOSEPH CHEUNG
ASSISTANT TREASURER


INDEPENDENT AUDITORS
KPMG LLP
757 Third Avenue
New York, NY 10017

TRANSFER AGENT
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

INVESTMENT ADVISOR
Deutsche Asset Management, Inc.
345 Park Avenue, 28th Floor
New York, NY 10154-0010

Send correspondence to:

Deutsche Asset Management, Inc.
345 Park Avenue, 28th Floor
New York, NY 10154-0010

The SMALLCap Fund, Inc.[TRADEMARK]                 CUSIP #831680103
                                                   TSCF-3 (6/02)
                                                   Printed 8/02